UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2024 (June 28, 2024)

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2024, a wholly owned subsidiary (the “AP8 Borrower”) of Sunnova Energy International Inc., a Delaware corporation (the “Company”), entered into that certain Amendment No. 6 to Credit Agreement (the “Amendment No. 6”), which, among other things, further amends that certain Credit Agreement, dated as of September 30, 2020 (as previously amended, the “AP8 Credit Agreement”), by and among the AP8 Borrower, certain other subsidiaries of the Company party thereto, Banco Popular de Puerto Rico, as agent, the lenders from time to time party thereto, the funding agents from time to time party thereto, and U.S. Bank National Association, as custodian.

The Amendment No. 6 amended the AP8 Credit Agreement to, among other things, extend the maturity date from September 25, 2024 to October 1, 2025. As a result of this amendment, (a) no further borrowings are permitted under the AP8 Credit Agreement and (b) no distributions of cash are permitted without the consent of the agent thereunder.

The foregoing description of the Amendment No. 6 is qualified in its entirety by reference to the full text of the Amendment No. 6, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 28, 2024, a wholly owned, indirect subsidiary (the “Issuer”) of the Company, issued $151,900,000 aggregate principal amount of 6.15% Loan Backed Notes, Series 2024-B Class A (the “Class A Notes”), $54,400,000 aggregate principal amount of 7.00% Loan Backed Notes, Series 2024-B Class B (the “Class B Notes”) and $24,600,000 aggregate principal amount of 8.00% Loan Backed Notes, Series 2024-B Class C (the “Class C Notes” and, collectively with the Class A Notes and Class B Notes, the “Notes”). The Notes have an anticipated repayment date of June 20, 2034.

The Notes were offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), to institutional accredited investors under Section 4(a)(2) of the Securities Act, and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. The Class A Notes, the Class B Notes and the Class C Notes have been rated AA-sf, A-sf and BBBsf, respectively, by Fitch Ratings, Inc.

The Collateral

The Notes are secured by the trust estate which consists primarily of all right, title and interest of the Issuer in a portfolio of loans made to consumers for the purpose of installing residential photovoltaic systems and/or energy storage systems. Sunnova ABS Management, LLC, a Delaware limited liability company and a wholly owned, direct subsidiary of the Company (the “Manager”), will act as manager and servicer pursuant to the terms of a Management Agreement and Servicing Agreement between the Issuer and the Manager. The Manager will provide, or cause to be provided, all operations, maintenance, administrative, collection and other management and servicing services, as applicable, for the Issuer and in respect of the loans.

Events of Default and Amortization Events

The indenture related to the Notes contains events of default that are customary in nature for securitizations of this type, including, among other things, (a) the non-payment of interest, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. An event of default will also occur with respect to the Notes if they are not paid in full at their rated final maturity. The Notes are also subject to amortization events that are customary in nature for securitizations of this type, including (a) the occurrence of an event of default, (b) the bankruptcy or insolvency of the Manager, (c) failure to deposit the amount required to be deposited in the collections account, (d) the amount of funds available for distribution falling below certain levels and (e) the cumulative default level rising above certain levels.

The occurrence of an amortization event or an event of default could result in accelerated amortization of the Notes, and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes. In connection with the transaction, Sunnova Energy Corporation, a wholly owned, direct subsidiary of the Company, issued a performance guaranty covering (a) the performance of certain obligations of its affiliates, (b) the performance obligations of the Manager under the Management Agreement and Servicing Agreement and (c) the payment of certain expenses incurred by the Issuer and the Indenture Trustee.

Use of Proceeds

The Company intends to use the net proceeds from the sale of the Class A Notes, the Class B Notes and the Class C Notes to finance or refinance, in whole or in part, existing or new investments and expenditures by the Company and its subsidiaries, including to simultaneously repay a portion of one or more currently existing financing arrangements of the Company’s subsidiaries.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

10.1*	Amendment No. 6 to Credit Agreement, by and among Sunnova Asset Portfolio 8, LLC, as Borrower, Sunnova SLA Management, LLC, as Manager and Servicer, Sunnova Asset Portfolio 8 Holdings, LLC, as Seller (Solar Loans) and Seller (Solar Assets), Banco Popular de Puerto Rico, as Agent, the lenders party thereto, the funding agents party thereto, and U.S. Bank National Association, as Custodian, dated as of June 28, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Items 601(a)(5) and 601(b)(10). The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: July 2, 2024	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer